Exhibit 99.1

First Midwest Bancorp

Annual Meeting of Stockholders
Westin Hotel
Lombard, IL
May 18, 2016

Welcome and Opening Remarks

Michael L. Scudder
President & Chief Executive Officer

Introduction of Directors, Officers and Independent Auditors

Reports on Procedural Matters

Items of Business

I. Election of Directors

II. Advisory Vote on Executive Compensation Paid in 2015 to Named Executive Officers

III. Advisory Vote Ratifying Appointment of Independent Registered Public Accounting Firm

Election of Directors

Board of Directors

Nominees Standing for Election

Term Expiring in 2019

Br. James Gaffney
Michael L. Scudder
J. Stephen Vanderwoude

Term Expiring in 2017

John F. Chlebowski
Phupinder S. Gill
Ellen A. Rudnick
Michael J. Small

Term Expiring in 2018

Barbara A. Boigegrain
Peter J. Henseler
Patrick J. McDonnell
Robert P. O'Meara
Mark G. Sander

Advisory Vote to Approve Executive Compensation

Advisory Vote Ratifying Ernst & Young LLP as Independent Registered Public Accounting Firm

Voting and Results

Adjournment

Management Presentation

Michael L. Scudder
President & Chief Executive Officer

Mark G. Sander
Senior Executive Vice President & Chief Operating Officer

Management Presentation

- Overview
- Our Performance and Positioning
- Building Our Future

Overview

A Premier, Growing Financial Institution

- **$10.7 billion in assets**
  - 5th largest Illinois based (1)
  - Up 30% since 2013
- **$8.8 billion in deposits**
  - 86% core, 60% consumer
  - 93% metro Chicago, #12 share (1)
  - 120 locations
- **$8.0 billion in loans**
  - Diverse business lines
  - 83% corporate
- **$8.0 billion in assets under care**
  - 3rd largest Illinois based (2)
  - Up 22% since 2013


WISCONSIN
Kenosha
LAKE MICHIGAN
McHenry
Lake
Cook
IOWA
Kane
DuPage
DeKalb
Scott
Kendall
Rock Island
LaSalle
Will
Porter
Lake
Grundy
Jasper
Knox
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

Information as of March 31, 2016.
(1) Source SNL Financial
(2) Source Trust Performance Report

With A Vision…

VISION	Being our clients' most trusted financial partner
MISSION	Helping our clients achieve financial success
VALUES	Serving our clients with integrity, personal responsibility and a passion for **success**

We are in the business of helping our clients achieve financial success throughout their life.

We do so by focusing on the broad range of their financial needs and delivering quality services that fulfill their needs.

Ours Is A High Touch, Relationship Based Offering.
That Is How We Differentiate Ourselves.

...And Steady Progress

	Year Ending December 31,			Improvement Vs.	
	2015	2014	2013	2014	2013
Core earnings [(1)]	$86	$72	$68	19%	26%
Average tangible common equity (TCE)	$800	$753	$693	6%	15%
Average assets	$9,702	$8,678	$8,278	12%	17%
Core return on: [(1)]					
• Average assets	.89%	.83%	.82%	7%	9%
• Average TCE	11.2%	10.4%	9.7%	8%	15%
Core earnings per share [(1)]	$1.13	$1.03	$0.90	10%	26%
Dividends per share	$.36	$.31	$.16	16%	125%
Tangible book value per share	$10.35	$9.87	$9.66	5%	7%

Earnings Momentum Solid, Impacted by Rates and Growth

Dollar amounts in millions, except per share data.

(1) Excludes the impact of acquisition and integration related expenses, net securities gains and losses, gains on sales of properties, and certain other significant transactions.

Driving Higher Shareholder Returns

Increasing shareholder returns …


55%
50%
10%
3%
1 Year
3 Year
FMBI
National Peer Median
Total Shareholder Return

- **As we navigate an environment of:**
  - **Significant challenges**
    - Low interest rates
    - Elevated regulatory expectations and costs
  - **Significant opportunities**
    - Business expansion
    - Acquisitions
- **By delivering on our business priorities**
  - Building the highest quality team
  - Growing and diversifying our loans and revenues
  - Balancing investment and risk

… and positioning us for continued improvement

Data as of December 31, 2015.
Source: SNL Financial. National peer median data includes CBU, CHFC, FCF, FFBC, FNB, FRME, MBFI, ONB, PFS, PNFP, PRK, PVTB, SRCE, TCBI, TRMK, UBSI, UMBF, UMPQ, VLY, WSBC, WTFC.

Our Performance and Positioning

Starts With Our Team

Continued Organizational Investment and Alignment

2,000 Colleagues grounded in our Mission and Values aligned with our strategy and business priorities

Organizational Investment

- **Infrastructure**
  - Senior leadership
  - Human resource capabilities
  - Risk management
  - Succession
- **Commercial**
  - Business Banking
  - Regional Banking
  - Middle Market
  - Investor CRE
  - Specialty Lines
  - Treasury Mgmt
- **Consumer**
  - Digital channels
  - Universal bankers
  - Branch optimization
- **Wealth**
  - Trust
  - Investment Advisory
  - Private Banking

Developmental

- Professional development
- Management rotation
- Process improvement
- Proactive recruitment
- "People" plans

Building One Team, Leveraging Expertise to Increase Organizational Capability

Driving Greater Revenue and Efficiency



Up 25%
$366
$106
$260
$257
$388
$111
$277
$270
$437
$127
$310
$297
$457
$134
$323
$310
December 31,
2013
2014
2015
March 31
2016(1)
Net Interest Income
Fee-Based Revenues
Noninterest Expense(2)

Dollar amounts in millions.

(1) For the first quarter of 2016, amounts are presented on an annualized basis.

(2) Excludes acquisition and integration related expenses and property valuation adjustments.

Low Rates Pressure Revenues, Growth Offsets

- Loan growth provides leverage, earnings
- Expanding fee-based businesses
- Net interest margin stable at 3.68%

Balanced Business Investment

- Investment in people, distribution, brand
- Prudent allocation of resources

Driving Greater Efficiency

- Efficiency improved to 63% in 2015 from 65% in 2014

Growing, Diversifying Our Lending


Up 37%
$5.7
$6.7
$7.2
$7.8
Investor
Owner Occupied
Investor
Owner Occupied
December 31,
2013
2014
2015
March 31,
2016
C&I
Commercial RE
Consumer

Dollar amounts in billions.

Our Portfolio

- Commercial oriented
- 6% growth, organic 5 year CAGR
- 88% loans-to-deposits

Client, Market Aligned

- Multiple business lines

Enhanced Opportunities

- Agriculture, Healthcare, Asset-Based, Structured Finance, Equipment Finance and Leasing

Expanded Consumer

- Direct, mortgage
- Leveraging digital channels

Diversifying Our Commercial Loan Portfolio…


Manufacturing
Wholesale Trade
Real Estate, Rental and Leasing
Health Care
Retail Trade
Construction
Other Services
Finance & Insurance
Waste Mgmt
Hotels & Food
All Other (1)

By Serving Multiple Industries

Note: Includes C&I and Owner Occupied CRE Loans as of December 31, 2015.
(1) Consists of industries that comprise less than 3% of C&I and Owner Occupied CRE Loans.

…And Commercial Real Estate Portfolio



All Other (1)
Office
Retail
Industrial
Multi-family
Construction
Multi-use properties
Warehouse & storage
Rental Properties
Service Stations
Restaurants

By Distributing Risk Across Types of Collateral

Note: Includes CRE Loans as of December 31, 2015.
(1) Consists of collateral types that comprise less than 3% of the portfolio.

Expanding Upon a Strong Deposit Foundation



Up 22%
$6.8
$7.2
$8.1
$8.3
81% Core
86% Core
December 31,
2013
2014
2015
March 31,
2016
DDA
Savings/Now
Money Market
Time

Dollar amounts in billions represent average balances.

Strong Base

- 86% low cost core deposits
- Low cost funding:12 bps

Driving Household Growth

- Core checking, penetration
- Mobile, internet expansion

M&A Strengthens

- NB&T added $600 million in late 1Q16
- Additional acquisitions have added ~$1.3 billion since 2013

Well-Positioned For Higher Rates

Building Our Fee-Based Businesses



Up 26%
$106
$111
$127
$134
December 31,
March 31,
2013
2014
2015
2016 (1)
Wealth
Treasury Mgmt
Consumer
Card-based
Other

Enhanced fee-based revenues

- Up 26% since 2013
- Now represents 30% of revenues
- Growth across multiple business lines

Key contributors thru 2015:

- Wealth up 10%
- Treasury Management up 6%
- Other revenues up 60%
  - Equipment finance, leasing
  - Capital products, derivative sales

Dollar amounts in millions.

(1) For the first quarter of 2016, amounts are presented on an annualized basis.

Growing Wealth Management



Up 25%
$24.2
$26.5
$29.2
$30.3
Trust
2013
December 31,
2014
2015
March 31,
2016 (1)
Personal Trust
IRA and Other
Investment Advisory
Retail Brokerage
Employee Benefit

Dollar amounts in millions.

(1) For the first quarter of 2016, amounts are presented on an annualized basis.

(2) Source Trust Performance Report.

Market leading platform

- 3rd largest in IL in revenue[2], 72% trust
- $8.1 billion in AUM at 3/31/16
- NB&T of Sycamore acquired late 1Q16; adds 15% to 2015

Leveraging core strengths

- 75+ year market presence
- Integrated with commercial and retail sales
  - Trust up 13%, retail brokerage up 15% thru 2015
  - Expanded guardianship, private banking

Prudently Leveraging Our Capital

	December 31,			March 31,	Regulatory "Well - Capitalized" (2)	
	2013	2014	2015	2016	Minimum	Excess
Risk-Weighted Asset Ratios : (1)						
• Total	12.4%	11.2%	11.2%	10.6%	10%	$70
• Tier 1 Common	10.4%	9.5%	9.7%	9.3%	6.5%	$313
Tier 1 to Average Assets	9.2%	9.0%	9.4%	9.6%	5%	$431
TCE / Tangible Assets	9.1%	8.4%	8.6%	8.3%	n/a	n/a
Dividend Payout	15.1%	33.7%	34.3%	39.1%	n/a	n/a

- Levels influenced by recent acquisitions, recovery accelerated through stronger earnings
- Total capital levels reflect $115 million in maturing debt
  - Investment grade ratings provide capital market access, flexibility

(1) Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.

(2) Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, and are included for presentation purposes only.

Growing Thru Aligned Acquisitions

National Bank & Trust of Sycamore, IL
$650 million in assets, $415 million in loans, $600 million in deposits, $700 million in trust assets, 10 branches

- Strong commercial banking franchise
  - 150 year old institution
  - Like-minded culture
  - #2 share in attractive DeKalb County (1)
- Financially accretive
  - Expect 5% EPS in first full year, tangible book earn back < 3 years

4 Bank Acquisitions Since 2013
$2.1 billion in assets, $1.2 billion in loans, $1.9 billion in deposits, 32 branches

All in metro Chicago


WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
Cook
Kane
DuPage
DeKalb
IOWA
Scott
Rock Island
Kendall
LaSalle
Will
Grundy
Porter
Lake
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign
Acquired since 2013

Strengthening our network

Source: SNL Financial
(1) Market Share date as of June 30, 2015

Building Our Future

We Have a Strong Foundation

- **$10.7 billion in assets**
  - 5th largest Illinois based [1]
  - Up 30% since 2013
- **$8.8 billion in deposits**
  - 86% core, 60% consumer
  - 93% metro Chicago, #12 share [1]
  - 120 locations
- **$8.0 billion in loans**
  - Diverse business lines
  - 83% corporate
- **$8.0 billion in assets under care**
  - 3rd largest Illinois based [2]
  - Up 22% since 2013



WISCONSIN
Kenosha
LAKE MICHIGAN
McHenry
Lake
Cook
IOWA
Kane
DuPage
DeKalb
Scott
Kendall
Rock Island
LaSalle
Will
Porter
Lake
Grundy
Jasper
Knox
Newton
ILLINOIS
INDIANA
Vermillion
Champaign

Information as of March 31, 2016.
(1) Source SNL Financial
(2) Source Trust Performance Report

Today's Environment Will Create Opportunities as Well as Headwinds


Evolving Economic Conditions
Increasing Regulatory
Expanding Competition
Advancing Technology

- **Leverage is the challenge** due to low rates, limited cost saves
  - **Loan growth requires share gain**; impacting competition and risk/return
- **Rate increases will help significantly** with impact subject to deposit repricing
- **Credit costs benign**, cannot last forever
- **Illinois, Chicago fiscal problems,** trends will potentially slow expansion
- **Regulatory burden** increasing for larger banks, particularly for consumer
- **Technology shifting** channels and impacting investment and risk
- **"Shadow banking"** impacting competition and partnerships

We Are Positioning For Higher Rates



Sources of Asset Sensitivity
Sensitivity Score (1)
60
50
40
30
20
10
0
Our Advantage
First Midwest
National Peer Median (2)
Repricing Assets
Deposit Funding

Maintaining our asset sensitivity
- 25% greater than last cycle

Strengthening our deposit base
- 86% low cost core deposits
- 60% of funding derived from tenured, low balance retail base

Recognizing market reaction and timing will be key

Maintaining a Balanced Position, Requires Patience

(1) Per call report data as of December 31, 2015, repricing assets represent assets maturing in less than a year.
(2) National peer median data includes CBU, CFR, FFBC, FMER, FNB, FRME, MBFI, ONB, PFS, PNFP, PRK, PVTB, TCBI, TRMK, UBSI, UMBF, UMPQ, VLY, WSBC, WTFC.

We Have the Ability to Leverage Capital, Infrastructure

We have crossed $10 billion

- Costs ~$0.07/share after-tax in interchange revenue annually, beginning 7/1/17
- Regulation by CFPB
- Stress testing ("DFAST") required in 2018
- Additional regulatory expectations


2013
$8.3 billion
Today
$10.7 billion
$12.5 Billion
Greater than
$15 Billion

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development

Requires Time to Execute, Organizational Investment and Patience
Aligned M&A Opportunities Can Accelerate

Responding to Changes in Technology, Preferences…



Channel Usage
Client Interactions (millions)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2011
2013
2015E
Branch
ATM
Mobile
Online

- Online and mobile growing
- Branch slightly declining
- ATM stable



Transaction Preference
Branch
Online
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
84%
14%
76%
21%
19%
70%
26%
64%
Open Checking
Apply For Loan
Obtain Info
Transact

- Purchases in person, e-channels emerging
  - Information, transaction and funds management primarily e-channels
- Banker still important to clients
- Advice, sales leading branch attributes

Aligning with Client Needs,
Advances Increasingly Important, Creating New Competitors

Source: Corporate Executive Board, Tower Group 2015 national channel data

…And Optimizing Our Channels

Channel	Areas of Focus
Website	Significant upgrade, expanded lending, integrated branding
Online	Platform upgrade, enhanced security, streamlined applications
Mobile	Enhanced platforms, remote deposit / bill pay, Apple Pay
Phone	Increased functionality, bilingual support, established dedicated loan agents
Social Media	Dedicated resources, expanded sources
Branch	**Closings / staffing optimization, smaller prototype**

Viewing as an integrated consumer experience across all channels

- Ongoing investment since 2012
- 60% of interactions occur outside of branch

Actively optimizing branch network

- 120 active locations, 1.5 million sq ft, $141 million in assets
- Adopting Universal Banker model across platform
- In 4Q15, $8.6 million charge positioned 19 properties for sale
  - 12 closed branches, 7 parcels of land
  - $3.6 million in savings (60% in 2016), earn back in less than 2 years

Positioning to Align Distribution with Client Preferences

Expecting Opportunities to Grow

Environment creating opportunities, consolidation expected

- Locally, 42 banks between $350 million and $4 billion in assets
- Opportunities in adjacent Midwest markets

We are a compelling partner

- Solid reputation, culture
- Strong capital, capacity, experience

Requires discipline, patience

- Alignment with strategic priorities


Madison
Milwaukee
Grand Rapids
Moline
Chicago
Joliet
Gary
I74 /I55
Springfield
Indianapolis

Sources: SNL Financial as of March 31, 2016.

Continuing to Execute Our Plan

- **Balanced Growth / Diversification Across Our Business Lines**
  - Commercial
  - Consumer / Mortgage
  - Wealth Management
- **Widening Our Opportunities**
  - Leasing
  - Treasury Management
  - Small Business

- **Strengthening Our Funding**
  - Treasury Management
  - Business Banking
- **Optimizing Our Retail Channels, Aligning with Client Preferences**

- **Talent**
- **Branding**
- **Infrastructure**
- **Risk Management**

Driving to Top Tier Performance

Keeping the Circle Round



Markets
Colleagues
Interest Rates
Liquidity
Technology
Credit
Operational
Regulatory
Clients
Strategic Priorities

Focused Management of Risks

- Starts with Tone at the Top
- Strong Values, Mission
- Talent, Leadership
- Structure, Process

Anchored to Strategic Priorities

- Build Highest Quality Team
- Diversify Loan and Revenue Growth
- Balance Investment and Risk

In Closing

Premier, Growing Financial Institution

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Actively Pursuing Our Corporate Priorities

- Building the highest quality team
- Diversifying/growing loans and revenue
- Balancing investment and risk

Well Positioned to Grow and Enhance Shareholder Returns

Thank You for Your Investment and Continued Support of First Midwest

Appendix

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Certain Terms Used in This Presentation

Core Earnings – Equals net income excluding the impact of acquisition and integration related expenses, net securities gains and losses, gains on sales of properties for all years, and certain other significant transactions. Certain other significant transactions comprise the following: 2013 excludes the sale of an equity investment, a gain on the termination of FHLB forward commitments, and BOLI portfolio positioning, 2014 excludes a loss on the early extinguishment of debt, and 2015 excludes property valuation adjustments related to strategic branch initiatives.

Core Deposits – Includes demand, savings, money markets, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, treasury management and consumer fees, card-based fees, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Core Return on Average Assets – Equals core earnings divided by average assets.

Core Return on Average Tangible Common Equity ("TCE") – Equals core earnings, excluding intangibles amortization expense, divided by TCE. TCE represents average stockholders' equity, less average goodwill and other intangible assets.

Core Earnings Per Share – Equals core earnings applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of certain significant transactions and acquisition and integration related expenses.

Notes: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.